ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
                 REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

    1 Total Actual Principal Collections                        3,746,865.60
    2 Total Permanent Buydown Companion Principal                  25,610.61
    3 Total Actual Interest Collections                         2,233,229.35
    4 Less Service Fees Service Fees Previously Remitted          136,209.36
    5 Additional Proceeds
                                                         --------------------
    6      Total Collections:                                   5,869,496.20

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                                0.00
    9 Deferred Interest Coverage Account Transfer                       0.00
                                                         --------------------
   10      Aggregate Amount Received:                           5,869,496.20

      Monthly Advances

   11 Interest Advance                                             58,088.36
   12 Compensating Interest                                        11,726.90
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         5,939,311.46

   17 Service Fees                                                      0.00
   18 Expense Account Deposit:                                      2,044.92
                                                         --------------------
   19      Adjusted Remittance Amount:                          5,937,266.54

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      5,937,266.54
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         40,895.69
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        5,896,370.85
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00

--------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
                 REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

                                                                TOTAL                CLASS 1A                        CLASS R
                                                                -----                --------                        -------
   31 Loans Outstanding - BOM                                           4293
   32 Original Loan Balance                                   258,844,809.29     258,844,809.29
   33 Original Permanent Buydown Companion Loan Balance           798,821.58         798,821.58
   34 Pre-Funding Account Balance                                       0.00               0.00
   35 Additional Principal Reduction, LTD                      10,492,648.70      10,492,648.70
   36 Realized Losses, LTD                                         15,729.23          15,729.23
   37 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ---------------------------------------------------------------------------
   40 Total Class Principal Balance                           249,166,711.40     249,166,711.40
   41      Pool Factor per Loan Balance                          94.1253852%        94.1253852%
   42      Pool Factor per Class Balance                         90.6060769%        90.6060769%
   43 Excess Spread                                                     0.00                                                0.00
   44 Cross Collateral Withdrawal                                       0.00                                                0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Class A                            819,645.33         819,645.33
   47 Interest Remittance @ Pass-Through Rates                  1,304,249.31       1,304,249.31

      PRINCIPAL ADDITIONS:
   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                      52                 52
   51           Prepayments - Dollar                            2,687,802.76       2,687,802.76
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                          250,569.70         250,569.70
   55           Curtailments                                      518,453.58         518,453.58
   56           Normal and Excess Payments                        290,039.56         290,039.56
      Permanent Buydown Companion Principal                        25,610.61          25,610.61
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                         ---------------------------------------------------------------------------
   58 Total Principal Remittance                                3,772,476.21       3,772,476.21
   59 Additional Principal Reduction                              819,645.33         819,645.33
                                                         ---------------------------------------------------------------------------
   60 Total Remittance                                          5,896,370.85       5,896,370.85                             0.00
                                                         ===========================================================================
   61 Current Month Realized Loss - Number                                 1                                                   1
   62 Current Month Realized Loss - Dollar                          4,336.08                                            4,336.08
   63 Current Month Permanent Buydown Companion Loan
             Realized Loss - Dollar                                     0.00                                                0.00

      CLASS PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                           4240
   65 Closing Loan Balance                                    255,093,607.61     255,093,607.61
   66 Closing Permanent Buydown Companion Loan Balance            773,210.97         773,210.97
   67 Pre-Funding Account Balance                                       0.00               0.00
   68 Additional Principal Reduction, LTD                      11,312,294.03      11,312,294.03
   69 Realized losses, LTD                                         20,065.31          20,065.31
   70 Permanent Buydown Companion Loan Losses, LTD                      0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         ---------------------------------------------------------------------------
   73 Total Class Principal Balance                           244,574,589.86     244,574,589.86
   74      Pool Factor per Loan Balance                          92.7613119%        92.7613119%
   75      Pool Factor per Class Balance                         88.9362145%        88.9362145%

------------------------------------------------------------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
                 REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

                                                                TOTAL                CLASS A-1
                                                                -----                ---------
   76 Weighted Note Rate - THIS Remittance                    10.69837%
   77 Weighted Note Rate - NEXT Remittance                    10.69277%

   78 Related Remittance Period for Libor Rate                25-Oct-99             thru           25-Nov-99
   79 Days in Related Period                                     32

   80 Pass-Through Rates                                                          5.88875%

   81 Weighted Average Remaining Term                          244.69

   82 Original Pool - Principal Balance                       168,415,194.04     168,415,194.04
   83 Original Pool - Permanent Buydown Companion Balance         907,775.49         907,775.49
   84 Original Pool - Pre-Funding Account                     108,384,000.73     108,384,000.73
   85 Original Pool - Additional Principal Reduction            2,706,970.26       2,706,970.26
                                                          --------------------------------------------------------------------------
   86 Original Pool Total                                     275,000,000.00     275,000,000.00
   87 Original Pool - Number of Loans                           2782

------------------------------------------------------------------------------------------------------------------------------------


      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                            Beg.of Month       Current Month      End of Month
                                                         -------------------------------------------------------
   88 Additional Principal Reduction, LTD                      10,492,648.74         819,645.33    11,312,294.07
   89 Cross Collateral Deposits                                         0.00               0.00             0.00
   90 Realized Losses, LTD                                         15,729.23           4,336.08        20,065.31
   91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                         -------------------------------------------------------
   92 Overcollateralization of Principal                       10,476,919.51         819,645.33    11,292,228.76
                                                         =======================================================

   93 Base Overcollateralization Required                                                          16,331,152.49
   94 Required Overcollateralization Amount                                                        16,331,152.49

      CURRENT MONTH SUBORDINATED AMOUNT                     Beg.of Month       Current Month      End of Month
                                                         -------------------------------------------------------
   95 Original Subordinated Amount                             33,741,821.84        N/A            33,741,821.84
   96 Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                       15,729.23           4,336.08        20,065.31
   97 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         -------------------------------------------------------
   98 Current Subordinated Amount                              33,726,092.61                       33,721,756.53
                                                         =======================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

   99 Beginning of Month                                                                   0.00
  100 Current Month Unpaid Nonrecoverable Advance                                          0.00
  101 Less: Current Month Reimbursement                                                    0.00
                                                                                ---------------
  102 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION
                 REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 1 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

------------------------------------------------------------------------------------------------
                                                                                   CLASS
                                                                TOTAL                A1
                                                         ---------------------------------------

  103 Total Class Principal - Original Pool                  $275,000,000.00    $275,000,000.00
  104 Interest Remittance Amount                                1,304,249.31       1,304,249.31
  105 Interest Rate Factor / 1000                                   4.742725           4.742725

  106 Total Principal Collections                               3,772,476.21       3,772,476.21
  107 Prefunding Account Transfer                                       0.00               0.00
  108 Additional Principal Reduction                              819,645.33         819,645.33
                                                         ---------------------------------------
  109 Principal Remittance Amount                               4,592,121.54       4,592,121.54
  110 Principal Payment Factor/1000                                16.698624          16.698624
  111 Principal Factor                                            889.362144         889.362144

  112 Prior  Month Principal Factor                               906.060768         906.060768


--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF
        FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
                    THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999
--------------------------------------------------------------------------------

     1 Total Actual Principal Collections                          4,598,787.70
     2 Total Actual Interest Collections                           1,779,988.78
     3      Less: Service Fees Previously Remitted                   111,889.97
     4 Additional Proceeds
                                                               -----------------
     5      Total Collections:                                     6,266,142.86

     6 Pre-Funding Account Transfer                                        0.00
     7 Interest Coverage Account Transfer                                  0.00
       Deferred Interest Coverage Account Transfer                         0.00
                                                               -----------------
     8 Aggregate Amount Received:                                  6,266,142.86

       Monthly Advance
     9      Interest Advance                                         164,605.52
    10      Compensating Interest                                     16,200.45
    11      Amounts Held for Future Distributions                          0.00
    12 Reserve Withdrawal Per Sec. 6.08 VII                                0.00
                                                               -----------------
    13 Available Remittance Amount:                                6,446,948.83

    14      Less: Service Fees                                             0.00
    15      Less: Expense Account Deposit                              1,764.37
    16      Cross Collateral Deposit                                       0.00
                                                               -----------------
    17 Adjusted Remittance Amount:                                 6,445,184.46

       Remaining Amount Available:

    18      Adjusted Remittance Amount                             6,445,184.46
    19      Insured Payments                                               0.00
    20           Monthly Premium @ 20 bp
                    due Certificate Insurer                           35,284.27
    21      Class Remittance Amounts                               6,409,900.19
    22      Cross Collateral Withdrawal                                    0.00
    23      Non-Recoverable Advances not
                 Previously Reimbursed                                     0.00
                                                               -----------------
    24 Total Remaining Amount Available:                                   0.00
                                                               =================

       Amount of Reimbursements Pursuant to Sec. 5.04

    25      Servicing Fee                                                  0.00
    26      Monthly Advances and Servicer Advances                         0.00
    27      Other Mortgage Payments                                        0.00
    28      Interest Earned on P&I Deposits                                0.00
    29      Additional Servicing Compensation                              0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999, AND THE INSURANCE AGREEMENT DATED AS OF
        FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
                    THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL          CLASS 2-A                    CLASS R
                                                                    -----          ---------                    -------
    30         Number of Loans - BOM                                       2242
    31 Original Principal Balance                                227,147,262.02  227,147,262.02
    32 Original Pre-Funding Account Balance                                0.00            0.00
    33 Additional Principal Reduction, LTD                        10,842,826.30   10,842,826.30
    34 Realized Losses, LTD                                           19,165.80       19,165.80
    35 Carryforward Amount                                                 0.00            0.00
    36 Aggregate Unpaid Principal Balance of Delinquent
          Loans Repurchased per Sec. 5.11                                  0.00            0.00
                                                               ----------------------------------------------------------
    37 Opening Class Principal Balance                           216,323,601.52  216,323,601.52
    38           Pool Factor per Loan Balance                       90.8589048%     90.8589048%
    39           Pool Factor per Class Balance                      86.5294406%     86.5294406%
    40 Excess Spread                                                       0.00                                     0.00
    41 Additional Principal due Class A                              698,007.38      698,007.38
    42 Cross Collateral Deposit                                            0.00            0.00
    43 Cross Collateral Withdrawal                                         0.00            0.00                     0.00
    44 Interest Remittance                                         1,113,105.11    1,113,105.11
    45 Available Funds Cap Carry Forward                                   0.00            0.00
                  Distribution (see schedule C)

       PRINCIPAL REDUCTIONS:
    48           Prepayments - Number                                        40              40
    49           Prepayments - Dollar                              4,306,539.60    4,306,539.60
    50           Delinquent Loans Repurchased - Number                        0               0
    51           Delinquent Loans Repurchased - Dollar                     0.00            0.00
    52           Net Liquidation Proceeds                                  0.00            0.00
    53           Curtailments                                        192,247.76      192,247.76
    54           Normal and Excess Payments                          100,000.34      100,000.34
    55           Pre-Funding Account Transfer                              0.00            0.00
                                                               ----------------------------------------------------------
    56 Total Principal Remittance                                  4,598,787.70    4,598,787.70
    57 Additional Principal Reduction                                698,007.38      698,007.38
                                                               ----------------------------------------------------------
    58 Total Remittance                                            6,409,900.19    6,409,900.19                     0.00
                                                               ==========================================================
    59 Carryforward Amount                                                 0.00
    60 Current Month Realized Loss - Number                                   0                                        0
    61 Current Month Realized Loss - Dollar                                0.00                                     0.00

       CLASS PRINCIPAL BALANCE - EOM
    62           Number of Loans                             #             2202
    63 Closing Loan Balance                                      222,548,474.32  222,548,474.32
    64 Pre-Funding Account Balance                                         0.00            0.00
    65 Additional Principal Reduction, LTD                        11,540,833.68   11,540,833.68
    66 Realized Losses, LTD                                           19,165.80       19,165.80
    67 Carryforward Amount                                                 0.00            0.00
    68 Aggregate Unpaid Principal Balance of Delinquent
          Loans Repurchased per Sec. 5.11                                  0.00            0.00
                                                               ---------------------------------
    69 Closing Class Principal Balance                           211,026,806.44  211,026,806.44
    70           Pool Factor per Loan Balance                       89.0193897%     89.0193897%
    71           Pool Factor per Class Balance                      84.4107226%     84.4107226%
------------------------------------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT DATED AS OF
        FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
                    THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL          CLASS A1
                                                                    -----          --------
    72 Weighted Note Rate - This Remittance:                      10.41670%
    73 Weighted Note Rate - Next Remittance:                      10.41557%

    74 Available Cap Carry Foward Amount - This Remittance:            0.00
                            (see schedule C)

    75 Pass-Through Rate:                                          5.78875%        5.78875%

    76 Related Remittance Period:                                 25-Oct-99          thru         25-Nov-99
    77 Days in Related Period:                                        32

    78 Weighted Average Remaining Term                              349.40

    79 Original Pool - Principal Balance                         156,587,131.22  156,587,131.22
    80 Original Pool - Pre-Funding Account Balance                97,477,909.43   97,477,909.43
    81 Original Pool - Initial Overcollateralization               4,065,040.65    4,065,040.65
                                                               ---------------------------------
    82 Original Pool - Class Principal Balance                   250,000,000.00  250,000,000.00
    83 Original Pool - Number of Loans                               1490

------------------------------------------------------------------------------------------------------------------------------------

       CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                               Beginning of Month  Current Month   End of Month
                                                               ------------------------------------------------
    84 Initial Overcollateralization                              10,842,826.30      698,007.38  11,540,833.68
    85 Cross Collateral Deposits, LTD                                      0.00            0.00           0.00
    86 Less:  Realized Losses, LTD                                    19,165.80            0.00      19,165.80
                                                               ------------------------------------------------
    87 Overcollateralization of Principal                         10,823,660.50      698,007.38  11,521,667.88
                                                               ================================================

    88 Base Overcollateralization Requirement                                                    13,846,544.72
    89 Required Overcollateralization                                                            13,846,544.72

       CURRENT MONTH SUBORDINATED AMOUNT                       Beginning of Month  Current Month   End of Month
                                                               ------------------------------------------------

    90 Original Subordinated Amount                               30,360,772.36         N/A       30,360,772.36
    91 Less: Cumulative Realized Losses                               19,165.80              0.00     19,165.80
    92 Plus: Cumulative Additional Proceeds                              743.65           (743.65)         0.00
                                                               ------------------------------------------------
    93 Current Subordinated Amount                                30,342,350.21                   30,341,606.56
                                                               ================================================

       NONRECOVERABLE ADVANCE RECONCILIATION

    94 Beginning of Month                                                 0.00
    95 Current Month Nonrecoverable Advance                               0.00
    96 Less: Current Month Reimbursment                                   0.00
                                                               ================
    97 End of Month                                                       0.00
                                                               ================

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF FEBRUARY 1, 1999, AND THE INSURANCE AGREEMENT DATED AS OF
        FEBRUARY 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS
                    THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1999-1 GROUP 2 FOR NOVEMBER 26, 1999, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: NOVEMBER 1, 1999

------------------------------------------------------------------------------------------------

                                                                                     CLASS
                                                                                      A1
                                                               ---------------------------------
    98 Total Class Principal - Original Pool                    $250,000,000.00 $250,000,000.00
    99 Interest Remittance Amount                                  1,113,105.11    1,113,105.11
   100 Interest Rate Factor / 1000                                     4.452420        4.452420

   101 Total Principal Collections                                 4,598,787.70    4,598,787.70
   102 Prefunding Account Transfer                                         0.00            0.00
   103 Additional Principal Reduction                                698,007.38      698,007.38
                                                               ---------------------------------
   104 Principal Remittance Amount                                 5,296,795.08    5,296,795.08
   105 Principal Payment Factor/1000                                  21.187180       21.187180
   106 Principal Factor                                              844.107225      844.107225

   107 Prior Month Principal Factor                                  865.294405      865.294405

------------------------------------------------------------------------------------------------
